UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 8, 2023

Date of Report (Date of earliest event reported)

CARDIO DIAGNOSTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41097	87-0925574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 North Aberdeen Street, Suite 900, Chicago, IL	60642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (631) 796-5412

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	CDIO	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half of one share of common stock	CDIOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Securities Purchase Agreement and Convertible Debentures

On March 8, 2023, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with YA II PN, Ltd. (“Yorkville”), a fund managed by Yorkville Advisors Global, LP, headquartered in Mountainside, New Jersey. Pursuant to the Securities Purchase Agreement, the Company agreed to issue and sell to Yorkville convertible debentures (the “Convertible Debentures”) in the principal amount of up to $11.2 million, which are convertible into shares of the Company’s Common Stock, $0.00001 par value (as converted, the “Conversion Shares”) on the terms and subject to the conditions set forth therein.

On March 8, 2023, upon signing the Securities Purchase Agreement, the Company issued and sold to Yorkville a Convertible Debenture in the principal amount of $5 million for a purchase price of $4.5 million (the “First Convertible Debenture”). Pursuant to the Securities Purchase Agreement, the parties further agreed that the Company will issue and sell to Yorkville, and Yorkville will purchase from the Company, a second Convertible Debenture in the principal amount of $6.2 million for a purchase price of $5.58 million on or about the date on which the Securities and Exchange Commission (the “SEC”) declares effective the Initial Registration Statement (as defined below).

Each Convertible Debenture matures on the 12 month anniversary of the issuance date, unless extended by Yorkville (the “Maturity Date”), so that the First Convertible Debenture matures on March 8, 2024, unless extended, and accrues interest at the rate of 0.0% per annum, provided that the interest rate will increase to 15% per annum upon the occurrence of certain events of default or other specified events. Principal, interest and any other payments due under the Convertible Debentures will be paid in cash, unless converted by Yorkville or redeemed by the Company. Except as specifically permitted by the terms of the Convertible Debentures, the Company may not prepay or redeem any portion of the outstanding principal and accrued and unpaid interest thereunder.

Subject to certain limitations set forth in the Convertible Debentures, at any time on or after their respective issuance dates and so long as the Convertible Debentures remain outstanding, Yorkville may convert all or part of the outstanding principal and accrued interest under a Convertible Debenture (the “Conversion Amount”) into the number of shares of Common Stock determined by dividing (x) such Conversion Amount by (y) the Conversion Price. The “Conversion Price” means, as of any conversion date or other date of determination, the lower of (i) $5.00 (the “Fixed Conversion Price”), or (ii) 92% of the average of the two lowest daily the daily dollar volume-weighted average prices (“VWAP”) of the Common Stock during the seven consecutive trading days immediately preceding the conversion date (the “Variable Conversion Price”), but in no event lower than $0.55 per share (the “Floor Price”). The Conversion Price will be adjusted from time to time pursuant to the terms and conditions of the Convertible Debentures. In connection with a conversion, Yorkville has agreed to use commercially reasonable efforts to convert a minimum (the “Conversion Minimum”) of at least $1,000,000 of principal amount (in the aggregate of all outstanding Convertible Debentures held by Yorkville), provided, however, that the Conversion Minimum will not apply (i) from and after the occurrence of an event of default (as defined in the Convertible Debenture) or a Trigger Event, (ii) in a calendar month for which the equity conditions (as defined in the Convertible Debenture) have not been satisfied; or (iii) if waived by the Company. The foregoing notwithstanding, in any calendar month where the Conversion Minimum does apply, if the total trading value of the Company’s Common Stock on the Nasdaq Capital Market (or such other trading market on which the Company’s Common Stock is then traded) is less than $8.0 million, then the Conversion Minimum for that calendar month will be reduced to an amount equal to 12.5% of the total trading value of the Common Stock. Outside of an event of default under the Convertible Debentures and with respect to any conversions where the Conversion Price is greater than or equal to the Fixed Conversion Price, unless waived in writing by the Company, Yorkville may not convert in any calendar month more than the greater of (a) 25% of the dollar trading volume of the shares of Common Stock during such calendar month, or (b) $2 million.

The number of shares of the Company’s Common Stock into which the Convertible Debentures are convertible is subject to a cap equal to the aggregate number of shares of Common Stock that the Company may issue upon conversion of the Convertible Debentures in compliance with the Company’s obligations under the rules or regulations of The Nasdaq Stock Market, which cap is 1,921,987 shares of Common Stock, or 19.99% of the issued and outstanding shares as of the date on which the Securities Purchase Agreement was entered into (the “Exchange Cap”), unless and until the requisite approval from the stockholders of the Company has been obtained.

If, at any time after the issuance of the Convertible Debentures, and from time to time thereafter, (i) the daily VWAP of the Common Stock is less than the Floor Price for five trading days during a period of seven consecutive trading days (a “Floor Price Trigger”), or (ii) the Company has issued in excess of 99% of the Common Stock that it may issue without exceeding the Exchange Cap (the “Exchange Cap Trigger,” and any such occurrence, a “Trigger Event”, and the last such day of each such occurrence, a “Trigger Date”), the Company will be required to make monthly payments beginning on the 10th trading day after the Trigger Date and continuing on the same day of each successive calendar month. Each monthly payment will be in an amount equal to the sum of (i) $1 million in the aggregate among all Convertible Debentures issued pursuant to the Securities Purchase Agreement (or the outstanding principal amount under the Convertible Debenture if less than such amount) (the “Triggered Principal Amount”), (ii) a 10% redemption premium in respect of such Triggered Principal Amount, and (iii) accrued and unpaid interest under the Convertible Debenture as of each payment date. Notwithstanding the foregoing, each Triggered Principal Amount will be reduced by any principal and/or accrued and unpaid interest converted by Yorkville in the 30 days prior to such monthly prepayment date. The Company’s obligation to make monthly prepayments will cease (with respect to any payment that has not yet come due) if any time after the Trigger Date, (A) in the event of a Floor Price Trigger, on the date that is the fifth consecutive trading day that the daily VWAP of the Company’s Common Stock is greater than 110% of the Floor Price; or (B) in the event of an Exchange Cap Trigger, the date the Company has obtained stockholder approval to increase the number of shares of Common Stock under the Exchange Cap and/or the Exchange Cap no longer applies, unless a subsequent Trigger Date occurs.

The Convertible Debentures provide the Company, subject to certain conditions, with the right, but not the obligation, to redeem early a portion or all amounts outstanding under the Convertible Debentures, provided that (i) the Company provides Yorkville with at least ten trading days’ prior written notice (each, a “Redemption Notice”) of its desire to exercise such redemption right; and (ii) the trading price of the Common Stock is less than the Fixed Conversion Price on the date the Redemption Notice is issued. Each Redemption Notice will be irrevocable and will specify the outstanding balance of the Convertible Debentures to be redeemed and the 10% redemption premium on such amount. With respect to any Redemption Notice, the “Redemption Amount” will equal the outstanding principal balance being redeemed by the Company, plus (x) a 10% redemption premium and (y) all accrued and unpaid interest. After receipt of a Redemption Notice, Yorkville will have ten business days to elect to convert all or any portion of the Convertible Debentures. On the 11th business day after a Redemption Notice, the Company will deliver to Yorkville the Redemption Amount with respect to the principal amount redeemed after giving effect to conversions effected during the ten-business day period.

The Convertible Debentures contain events of default customary for instruments of their type (with customary grace periods, as applicable) and provide that, upon the occurrence of an event of default arising from certain events of bankruptcy or insolvency with respect to the Company, all outstanding Convertible Debentures will become due and payable immediately without further action or notice. If any other type of event of default occurs and is continuing, Yorkville may declare the full unpaid principal amount of the Convertible Debentures, together with interest and other amounts owing in respect thereof, immediately due and payable in cash. In addition to other remedies, Yorkville has the right, but not the obligation to convert, at the Conversion Price, on one or more occasions all or part of the Conversion Amount, subject to the conversion limitations noted above. Upon the occurrence and during the continuance of any event of default, interest will accrue on the outstanding principal balance of the Convertible Debentures at a rate of 15% per annum. In addition to any other remedies, to the extent that the Convertible Debentures remain outstanding following an event of default or the Maturity Date, Yorkville will continue to have the right, but not the obligation, to convert the Convertible Debentures at the Conversion Price at any time after (x) an event of default (provided that such event of default is continuing) or (y) the Maturity Date.

For as long as the Convertible Debentures are outstanding, the Company has agreed that it will not directly or indirectly enter into any contract, agreement or other item that would restrict or prohibit any of its obligations to Yorkville under the Securities Purchase Agreement, the Convertible Debentures and/or the Registration Rights Agreement (discussed below), including, without limitation, any payments required by the Company to Yorkville upon a Trigger Event. In addition, the Company must obtain Yorkville’s consent in order to (i) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the holders of the Convertible Debentures, (ii) make any payments in respect of any related party debt, or (iii) enter into, agree to enter into, or effect any Variable Rate Transaction other than with Yorkville.

The Securities Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations by each party. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for purposes of the Securities Purchase Agreement and as of specific dates, were solely for the benefit of the parties to such agreement and are subject to certain important limitations.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, the Company and Yorkville entered into a registration rights agreement, dated March 8, 2023 (the “Yorkville RRA”), pursuant to which the Company is required to register for resale all of the Conversion Shares. The Company is required to file an initial registration statement (the “Initial Registration Statement”) covering the resale of at least 5,600,000 shares of Common Stock, consisting of Conversion Shares, by no later than the 21st calendar day following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The Company is obligated to use its best efforts to cause the SEC to declare the registration statement effective within 60 days of filing the registration statement; provided, however, if prior to the 60-day effectiveness deadline, the SEC notifies the Company that its registration statement will not be reviewed or is no longer subject to further review and comments, the effectiveness deadline is five days after such oral or written notification from the SEC.

The Company is required to file additional registration statements covering the resale by Yorkville of the Conversion Shares not covered by the Initial Registration Statement on or prior to the 30th calendar day following receipt of a demand notice from Yorkville.

The foregoing descriptions of the Securities Purchase Agreement, First Convertible Debenture and the Yorkville RRA are qualified in their entirety by reference to the full text of the Securities Purchase Agreement, the Convertible Debenture and the Yorkville RRA, which are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety. The Convertible Debenture was issued to Yorkville in reliance upon Section 4(a)(2) of the Securities Act in a transaction not involving any public offering. The Company relied on this exemption from registration based in part on representations made by Yorkville in the Securities Purchase Agreement for the Convertible Debenture. Any shares of the Company’s Common Stock that may be issued upon conversion of the Convertible Debenture will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. Initially, a maximum of 5,600,000 shares of the Company’s Common Stock may be issued upon conversion of the Convertible Debenture subject to adjustment provisions included in the Convertible Debenture.

Item 7.01.	Regulation FD Disclosure

On March 8, 2023, the Company issued a press release announcing the financing agreement with YA II PN, Ltd., an investment fund managed by Yorkville Advisors Global, LP , a copy of which is furnished as Exhibit 99.1 hereto.

The information set forth in Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

The Company does not hold any deposits or maintain any accounts at Silicon Valley Bank. With the exception of an account held at a regional bank in an amount less than $250,000 (such that it is fully insured by the FDIC), all of the Company’s deposits and accounts are held in a major money center bank in the United States.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
4.1	First Convertible Debenture dated March 8, 2023 by the Registrant in favor of YA II PN, Ltd.
10.1*	Securities Purchase Agreement dated March 8, 2023 by and between the Registrant and YA II PN, Ltd.
10.2	Form of Convertible Debenture
10.3	Registration Rights Agreement dated March 8, 2023 by and between the Registrant and YA II PN, Ltd.
99.1	Press Release dated March 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2023	CARDIO DIAGNOSTICS HOLDINGS INC.

	By:	/s/ Elisa Luqman
Elisa Luqman Chief Financial Officer